UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2009

GOLDEN STAR RESOURCE CORP.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-52837

(Commission File No.)

3340 Toopal Drive

Oceanside, California 92058

(Address of principal executive offices and Zip Code)

(210) 862-3071

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

On September 17, 2009 the company filed its notice to change Auditors this amended filing clarifies the going concern as indentified in the audit report dated and filed October 14, 2008, as well as the timelines from the Companies last filed financials through to the date of September 16, 2009. Details below in Item 4.01.

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(a)
On September 9, 2009, the Audit Committee of the Board of Directors of the Company approved the dismissal of Morgan & Company, at the direction of the Audit Committee, dismissed Morgan & Company as  the Company’s independent registered public accounting firm for periods ending after June 30, 2008. Morgan & Company reports on the financial statements of the Company for each of the fiscal years ended June 30, 2007 and June 30, 2008 contained no adverse opinions or disclaimers of opinion, and none were qualified or modified as to uncertainty, audit scope or accounting principles. Other that the going concern as indentified in the audit report dated and filed October 14, 2008. During the fiscal years ended June 30, 2007 and June 30, 2008, as well as the time between  June 30th and September 16, 2009 there were and have been no disagreements between the Company and Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morgan & Company  would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended, June 30, 2007 and June 30, 2008, 2008, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.

(b)
On September 9, 2009 the Audit Committee of the Board of Directors of the Company approved the engagement of Chang  Lee LLP  as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending June 30, 2009. During the Company’s two most recent fiscal years ended June 30, 2007 and June 30, 2008 as well as the time between  June 30th and September 16, 2009 , the Company did not consult with Chang Lee LLP regarding either of the following:

(1)
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants’ financial statements, and Chang Lee LLP did not provide a written report or oral advice on any accounting, auditing or financial reporting issue, or

(2)
Any matter that was either subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K.

Chang Lee LLP currently in the process of completing its formal client acceptance procedures and, consequently, has not accepted the engagement as of the filing of this 8-K/A.

The Company includes the letter of Morgan & Company to the Securities and Exchange Commission stating that Morgan & Company agrees with the statements made by the Company in this amended Report on Form 8-K/A and the respects, if any, in which Morgan & Company does not agree with the Company’s statements in this report on amended Form 8-K.

see exhibit 16

Exhibit Number	Description of Exhibit
16	Morgan Stanley letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: October 5, 2009

GOLDEN STAR RESOURCE CORP.

By:   MARILYN MILLER

        Marilyn Miller
                                       Principal Accounting Officer,
                                              Principal Financial Officer, Secretary/Treasurer
                                                                                                              and a member of the Board of Directors.